UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 5, 2000



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000



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Item 5.  Other Events

On May 5, 2000, Farm Family Holdings, Inc. issued a press release announcing the affirmation of the A.M. Best Rating of its subsidiary, Farm Family Life Insurance Company.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99    - Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           FARM FAMILY HOLDINGS, INC.
                                  (Registrant)




          May 5, 2000                 /s/ Timothy A. Walsh
--------------------------------   ---------------------------------------------
            (Date)                             Timothy A. Walsh
                                      Executive VP, CFO and Treasurer

                                    News Release

                                    Contact:
                                    Timothy A. Walsh
                                    Executive Vice President,
                                    Chief Financial Officer & Treasurer
                                    (518) 431-5410


For Release:  Immediate




 A.M. Best Rating of Farm Family Holdings' Subsidiary Affirmed as A (Excellent)




Glenmont, New York - May 5, 2000 -- Farm Family Holdings, Inc. (NYSE:FFH) today announced that A.M. Best Company has affirmed the rating of its subsidiary, Farm Family Life Insurance Company as A (Excellent). On April 6, 1999, Farm Family Holdings, Inc. acquired all of the outstanding capital stock of Farm Family Life Insurance Company.


Farm Family Holdings is the parent of Farm Family Casualty Insurance Company and Farm Family Life Insurance Company. Farm Family Casualty and Farm Family Life's subsidiary, United Farm Family, are specialized property and casualty insurers of farms, agricultural related businesses and residents and businesses of rural and suburban communities. Farm Family Life sells individual whole life, term and universal life products, single and flexible premium deferred annuity products and disability income insurance products. Additional information regarding the Company is available at www.farmfamily.com.









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